Exhibit 99.1

Investors & Reporters May Contact:
Matt Pettoni
VP & Treasurer
(770) 418-8219
ir@asburyauto.com

ASBURY AUTOMOTIVE GROUP ANNOUNCES
SECOND QUARTER 2017 FINANCIAL RESULTS

Second quarter EPS from continuing operations of $1.52 per diluted share
Second quarter adjusted EPS from continuing operations of $1.58 per diluted share (a non-GAAP measure), down 4% from the prior year quarter

Duluth, GA, July 25, 2017 - Asbury Automotive Group, Inc. (NYSE: ABG), one of the largest automotive retail and service companies in the U.S., today reported net income for the second quarter 2017 of $31.9 million, or $1.52 per diluted share, compared to $36.7 million, or $1.65 per diluted share in the prior year quarter. It also reported adjusted income from continuing operations (a non-GAAP measure) for the second quarter 2017 of $33.2 million, or $1.58 per diluted share, compared to $36.6 million, or $1.65 per diluted share, in the prior year quarter, a 4% decrease in adjusted earnings per share.
Income from continuing operations for the second quarter 2017 was adjusted for $2.9 million of pre-tax real estate related charges, or $0.08 per diluted share and $0.8 million of pre-tax investment income, or $0.02 per diluted share. There were no adjustments for the second quarter 2016. See attached reconciliation for reported adjustments related to both of these periods.
Total revenue for the second quarter remained flat at $1.6 billion compared to the prior year period; total revenue on a same-store basis (a non-GAAP measure) was up 2% from the prior year period.
Second Quarter 2017 Operational Summary
Same store:

•	Total revenues increased 2%; gross profit increased 2%

•	New vehicle revenue remained flat; gross profit decreased 14%

•	Used vehicle retail revenue increased 5%; gross profit decreased 6%

•	Finance and insurance revenue increased 8%

•	Parts and service revenue increased 6%; gross profit increased 6%

All store:

•	SG&A as a percentage of gross profit increased 140 basis points to 69.5%

•	Total company adjusted income from operations (a non-GAAP measure) as a percentage of revenue was 4.5%, down 30 bps from the prior year

•	Adjusted EPS from continuing operations decreased 4%

“In a softening automotive retail environment, we are pleased to have increased our same store revenue and gross profit by 2% this quarter compared to the prior year” said Craig Monaghan, Asbury's President and Chief Executive Officer. “Despite market pressures, we believe we can deliver low to mid-single digit EPS growth in the back half of the year.”
“Even though we experienced margin pressure, our ability to drive incremental Used Sales, enhance F&I PVR, and grow Parts and Service enabled us to deliver industry leading operating margins,” said Asbury's Executive Vice President and Chief Operating Officer, David Hult. “Our investments in digital technologies and lead management initiatives are yielding solid results and we will continue to invest in this area in the future.”
For the six-month period ended June 30, 2017, the Company reported total revenue of $3.2 billion, flat with the prior year period. Total revenue on a same-store basis was up 2%.
For the six-month period ended June 30, 2017, the Company reported net income from continuing operations of $65.9 million, or $3.12 per diluted share, compared to net income from continuing operations of $67.7 million, or $2.91 per diluted share in the prior year period.  For the six-month period ended June 30, 2017, the Company reported adjusted net income from continuing operations (a non-GAAP measure) of $66.6 million, or $3.16 per diluted share, compared to adjusted net income from continuing operations of $69.8 million, or $3.00 per diluted share in the prior year period.
Management will host a conference call at 10:00 a.m. Eastern Time today. The conference call will be simulcast live on the internet and can be accessed by logging onto www.asburyauto.com or www.ccbn.com.
A replay will be available at these sites for 30 days. In addition, a live audio of the call will be accessible to the public by calling (888) 481-2864 (domestic), or (719) 325-2367 (international); passcode - 9324358. Callers should dial in approximately 5 to 10 minutes before the call begins.
A conference call replay will be available two hours following the call for seven days, and can be accessed by calling (888) 203-1112 (domestic), or (719) 457-0820 (international); passcode - 9324358.
About Asbury Automotive Group, Inc.
Asbury Automotive Group, Inc. ("Asbury"), a Fortune 500 company headquartered in Duluth, GA, is one of the largest automotive retailers in the U.S. Asbury currently operates 80 dealerships, consisting of 96 franchises, representing 29 domestic and foreign brands of vehicles. Asbury also operates 24 collision repair centers. Asbury offers customers an extensive range of automotive products and services, including new and used vehicle sales and related financing and insurance, vehicle maintenance and repair services, replacement parts and service contracts.

Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements other than historical fact, and may include statements relating to goals, plans, market conditions and projections regarding Asbury's financial position, liquidity, results of operations, market position and dealership portfolio, and other initiatives and future business strategy. These statements are based on management's current expectations and beliefs and involve significant risks and uncertainties that may cause results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, market factors, Asbury's relationships with, and the financial and operational stability of, vehicle manufacturers and other suppliers, acts of God or other incidents which may adversely impact supply from vehicle manufacturers and/or present retail sales challenges, risks associated with Asbury's indebtedness (including available borrowing capacity, compliance with its financial covenants and ability to refinance or repay such indebtedness, on favorable terms), Asbury's relationships with, and the financial stability of, its lenders and lessors, risks related to competition in the automotive retail and service industries, general economic conditions both nationally and locally, governmental regulations, legislation, adverse results in litigation and other proceedings, and Asbury's ability to execute its IT initiatives and other operational strategies, Asbury's ability to leverage gains from its dealership portfolio, Asbury's ability to capitalize on opportunities to repurchase its debt and equity securities or purchase properties that it currently leases, and Asbury's ability to stay within its targeted range for capital expenditures. There can be no guarantees that Asbury's plans for future operations will be successfully implemented or that they will prove to be commercially successful.
These and other risk factors that could cause actual results to differ materially from those expressed or implied in our forward-looking statements are and will be discussed in Asbury's filings with the U.S. Securities and Exchange Commission from time to time, including its most recent annual report on Form 10-K and any subsequently filed quarterly reports on Form 10-Q. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

ASBURY AUTOMOTIVE GROUP, INC.
CONSOLIDATED STATEMENTS OF INCOME (In millions, except per share data)
(Unaudited)

	For the Three Months Ended June 30,		Increase (Decrease)	% Change
	2017	2016
REVENUE:
New vehicle	$882.9	$897.0	$(14.1)	(2)%
Used vehicle:
Retail	430.2	418.3	11.9	3%
Wholesale	49.0	51.9	(2.9)	(6)%
Total used vehicle	479.2	470.2	9.0	2%
Parts and service	200.8	195.3	5.5	3%
Finance and insurance, net	68.9	64.9	4.0	6%
TOTAL REVENUE	1,631.8	1,627.4	4.4	—%
GROSS PROFIT:
New vehicle	41.0	47.5	(6.5)	(14)%
Used vehicle:
Retail	32.5	34.8	(2.3)	(7)%
Wholesale	0.2	(0.6)	0.8	133%
Total used vehicle	32.7	34.2	(1.5)	(4)%
Parts and service	124.5	121.0	3.5	3%
Finance and insurance, net	68.9	64.9	4.0	6%
TOTAL GROSS PROFIT	267.1	267.6	(0.5)	—%
OPERATING EXPENSES (INCOME):
Selling, general and administrative	185.6	182.3	3.3	2%
Depreciation and amortization	8.0	7.7	0.3	4%
Other operating expenses (income), net	1.9	(0.5)	2.4	NM
INCOME FROM OPERATIONS	71.6	78.1	(6.5)	(8)%
OTHER EXPENSES:
Floor plan interest expense	6.1	5.0	1.1	22%
Other interest expense, net	13.4	13.4	—	—%
Swap interest expense	0.6	0.8	(0.2)	(25)%
Total other expenses, net	20.1	19.2	0.9	5%
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	51.5	58.9	(7.4)	(13)%
Income tax expense	19.6	22.3	(2.7)	(12)%
INCOME FROM CONTINUING OPERATIONS	31.9	36.6	(4.7)	(13)%
Discontinued operations, net of tax	—	0.1	(0.1)	(100)%
NET INCOME	$31.9	$36.7	$(4.8)	(13)%
EARNINGS PER COMMON SHARE:
Basic—
Continuing operations	$1.53	$1.66	$(0.13)	(8)%
Discontinued operations	—	—	—	—%
Net income	$1.53	$1.66	$(0.13)	(8)%
Diluted—
Continuing operations	$1.52	$1.65	$(0.13)	(8)%
Discontinued operations	—	—	—	—%
Net income	$1.52	$1.65	$(0.13)	(8)%
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	20.8	22.1	(1.3)	(6)%
Stock options	0.1	—	0.1	—%
Restricted stock	0.1	0.1	—	—%
Performance share units	21.0	22.2	(1.2)	(5)%
Diluted
______________________________
NM—Not Meaningful

ASBURY AUTOMOTIVE GROUP, INC.
KEY OPERATING HIGHLIGHTS (In millions, except per unit data)
(Unaudited)

	For the Three Months Ended June 30,		Increase (Decrease)	% Change
	2017	2016
Unit sales
New vehicle:
Luxury	5,504	5,782	(278)	(5)%
Import	14,833	14,808	25	—%
Domestic	4,794	5,175	(381)	(7)%
Total new vehicle	25,131	25,765	(634)	(2)%
Used vehicle retail	20,263	19,612	651	3%
Used to new ratio	80.6%	76.1%	450 bps
Average selling price
New vehicle	$35,132	$34,815	$317	1%
Used vehicle retail	21,231	21,329	(98)	—%
Average gross profit per unit
New vehicle:
Luxury	$3,307	$3,615	$(308)	(9)%
Import	944	1,189	(245)	(21)%
Domestic	1,836	1,739	97	6%
Total new vehicle	1,631	1,844	(213)	(12)%
Used vehicle	1,604	1,774	(170)	(10)%
Finance and insurance, net	1,518	1,430	88	6%
Front end yield (1)	3,137	3,244	(107)	(3)%
Gross margin
New vehicle:
Luxury	6.3%	6.9%	(60) bps
Import	3.4%	4.3%	(90) bps
Domestic	4.9%	4.8%	10 bps
Total new vehicle	4.6%	5.3%	(70) bps
Used vehicle retail	7.6%	8.3%	(70) bps
Parts and service	62.0%	62.0%	—
Total gross profit margin	16.4%	16.4%	—
SG&A metrics
Rent expense	$6.8	$7.6	$(0.8)	(11)%
Total SG&A as a percentage of gross profit	69.5%	68.1%	140 bps
SG&A, excluding rent expense as a percentage of gross profit	66.9%	65.3%	160 bps
Operating metrics
Income from operations as a percentage of revenue	4.4%	4.8%	(40) bps
Income from operations as a percentage of gross profit	26.8%	29.2%	(240) bps
Adjusted income from operations as a percentage of revenue	4.5%	4.8%	(30) bps
Adjusted income from operations as a percentage of gross profit	27.6%	29.2%	(160) bps
Revenue mix
New vehicle	54.1%	55.1%
Used vehicle retail	26.4%	25.7%
Used vehicle wholesale	3.0%	3.2%
Parts and service	12.3%	12.0%
Finance and insurance	4.2%	4.0%
Total revenue	100.0%	100.0%
Gross profit mix
New vehicle	15.4%	17.8%
Used vehicle retail	12.1%	12.9%
Used vehicle wholesale	0.1%	(0.2)%
Parts and service	46.6%	45.2%
Finance and insurance	25.8%	24.3%
Total gross profit	100.0%	100.0%
_____________________________

(1)	Front end yield is calculated as gross profit from new vehicles, used retail vehicles and finance and insurance (net), divided by combined new and used retail unit sales.

ASBURY AUTOMOTIVE GROUP, INC.
SAME STORE OPERATING HIGHLIGHTS (In millions)
(Unaudited)

	For the Three Months Ended June 30,		Increase (Decrease)	% Change
	2017	2016
Revenue
New vehicle:
Luxury	$291.1	$294.9	$(3.8)	(1)%
Import	402.7	388.2	14.5	4%
Domestic	163.2	175.5	(12.3)	(7)%
Total new vehicle	857.0	858.6	(1.6)	—%
Used Vehicle:
Retail	416.4	396.4	20.0	5%
Wholesale	47.4	49.7	(2.3)	(5)%
Total used vehicle	463.8	446.1	17.7	4%
Parts and service	197.1	185.6	11.5	6%
Finance and insurance	66.8	61.9	4.9	8%
Total revenue	$1,584.7	$1,552.2	$32.5	2%

Gross profit
New vehicle:
Luxury	$18.2	$20.4	$(2.2)	(11)%
Import	13.8	17.0	(3.2)	(19)%
Domestic	7.6	8.4	(0.8)	(10)%
Total new vehicle	39.6	45.8	(6.2)	(14)%
Used Vehicle:
Retail	31.1	33.1	(2.0)	(6)%
Wholesale	0.2	(0.8)	1.0	125%
Total used vehicle	31.3	32.3	(1.0)	(3)%
Parts and service:
Customer pay	67.9	65.1	2.8	4%
Warranty	20.4	16.6	3.8	23%
Wholesale parts	5.2	4.8	0.4	8%
Parts and service, excluding reconditioning and preparation	93.5	86.5	7.0	8%
Reconditioning and preparation	28.5	29.0	(0.5)	(2)%
Total parts and service	122.0	115.5	6.5	6%
Finance and insurance	66.8	61.9	4.9	8%
Total gross profit	$259.7	$255.5	$4.2	2%

SG&A expense	$180.4	$174.0	$6.4	4%
SG&A expense as a percentage of gross profit	69.5%	68.1%	140 bps
_____________________________
Same store amounts consist of information from dealerships for identical months in each comparative period, commencing with the first month we owned the dealership. Additionally, amounts related to divested dealerships are excluded from each comparative period.

ASBURY AUTOMOTIVE GROUP, INC.
SAME STORE OPERATING HIGHLIGHTS (Continued)
(Unaudited)

	For the Three Months Ended June 30,		Increase (Decrease)	% Change
	2017	2016
Unit sales
New vehicle:
Luxury	5,504	5,672	(168)	(3)%
Import	14,572	14,166	406	3%
Domestic	4,293	4,770	(477)	(10)%
Total new vehicle	24,369	24,608	(239)	(1)%
Used vehicle retail	19,531	18,465	1,066	6%
Used to new ratio	80.1%	75.0%	510 bps

Average selling price
New vehicle	$35,168	$34,891	$277	1%
Used vehicle retail	21,320	21,468	(148)	(1)%

Average gross profit per unit
New vehicle:
Luxury	$3,307	$3,597	$(290)	(8)%
Import	947	1,200	(253)	(21)%
Domestic	1,770	1,761	9	1%
Total new vehicle	1,625	1,861	(236)	(13)%
Used vehicle retail	1,592	1,793	(201)	(11)%
Finance and insurance, net	1,522	1,437	85	6%
Front end yield (1)	3,132	3,269	(137)	(4)%

Gross margin
New vehicle:
Luxury	6.3%	6.9%	(60) bps
Import	3.4%	4.4%	(100) bps
Domestic	4.7%	4.8%	(10) bps
Total new vehicle	4.6%	5.3%	(70) bps
Used vehicle retail	7.5%	8.4%	(90) bps
Parts and service:
Parts and service, excluding reconditioning and preparation	47.4%	46.6%	80 bps
Parts and service, including reconditioning and preparation	61.9%	62.2%	(30) bps
Total gross profit margin	16.4%	16.5%	(10) bps
_____________________________
Same store amounts consist of information from dealerships for identical months in each comparative period, commencing with the first month we owned the dealership. Additionally, amounts related to divested dealerships are excluded from each comparative period.

(1)	Front end yield is calculated as gross profit from new vehicles, used retail vehicles and finance and insurance (net), divided by combined new and used retail unit sales.

ASBURY AUTOMOTIVE GROUP, INC.
CONSOLIDATED STATEMENTS OF INCOME (In millions, except per share data)
(Unaudited)

	For the Six Months Ended June 30,		Increase (Decrease)	% Change
	2017	2016
REVENUE:
New vehicle	$1,715.4	$1,735.4	$(20.0)	(1)%
Used vehicle:
Retail	845.6	831.4	14.2	2%
Wholesale	95.4	99.7	(4.3)	(4)%
Total used vehicle	941.0	931.1	9.9	1%
Parts and service	392.3	384.5	7.8	2%
Finance and insurance, net	134.8	127.2	7.6	6%
TOTAL REVENUE	3,183.5	3,178.2	5.3	—%
GROSS PROFIT:
New vehicle	81.4	92.2	(10.8)	(12)%
Used vehicle:
Retail	65.5	69.5	(4.0)	(6)%
Wholesale	1.1	0.5	0.6	120%
Total used vehicle	66.6	70.0	(3.4)	(5)%
Parts and service	244.4	239.0	5.4	2%
Finance and insurance, net	134.8	127.2	7.6	6%
TOTAL GROSS PROFIT	527.2	528.4	(1.2)	—%
OPERATING EXPENSES (INCOME):
Selling, general and administrative	366.7	363.5	3.2	1%
Depreciation and amortization	15.9	15.2	0.7	5%
Other operating expenses (income), net	0.7	2.7	(2.0)	(74)%
INCOME FROM OPERATIONS	143.9	147.0	(3.1)	(2)%
OTHER EXPENSES:
Floor plan interest expense	11.3	9.4	1.9	20%
Other interest expense, net	26.8	26.8	—	—%
Swap interest expense	1.2	1.6	(0.4)	(25)%
Total other expenses, net	39.3	37.8	1.5	4%
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	104.6	109.2	(4.6)	(4)%
Income tax expense	38.7	41.5	(2.8)	(7)%
INCOME FROM CONTINUING OPERATIONS	65.9	67.7	(1.8)	(3)%
Discontinued operations, net of tax	—	—	—	—%
NET INCOME	$65.9	$67.7	$(1.8)	(3)%
EARNINGS PER COMMON SHARE:
Basic—
Continuing operations	$3.15	$2.92	$0.23	8%
Discontinued operations	—	—	—	—%
Net income	$3.15	$2.92	$0.23	8%
Diluted—
Continuing operations	$3.12	$2.91	$0.21	7%
Discontinued operations	—	—	—	—%
Net income	$3.12	$2.91	$0.21	7%
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	20.9	23.2	(2.3)	(10)%
Restricted stock	0.1	—	0.1	—%
Performance share units	0.1	0.1	—	—%
Diluted	21.1	23.3	(2.2)	(9)%

ASBURY AUTOMOTIVE GROUP, INC.
KEY OPERATING HIGHLIGHTS (In millions, except per unit data)
(Unaudited)

	For the Six Months Ended June 30,		Increase (Decrease)	% Change
	2017	2016
Unit sales
New vehicle:
Luxury	10,618	11,408	(790)	(7)%
Import	28,507	28,292	215	1%
Domestic	9,472	10,094	(622)	(6)%
Total new vehicle	48,597	49,794	(1,197)	(2)%
Used vehicle retail	40,330	39,348	982	2%
Used to new ratio	83.0%	79.0%	400 bps
Average selling price
New vehicle	$35,298	$34,852	$446	1%
Used vehicle retail	20,967	21,129	(162)	(1)%
Average gross profit per unit
New vehicle:
Luxury	$3,419	$3,559	$(140)	(4)%
Import	993	1,223	(230)	(19)%
Domestic	1,774	1,684	90	5%
Total new vehicle	1,675	1,852	(177)	(10)%
Used vehicle	1,624	1,766	(142)	(8)%
Finance and insurance, net	1,516	1,427	89	6%
Front end yield (1)	3,168	3,241	(73)	(2)%
Gross margin
New vehicle:
Luxury	6.4%	6.9%	(50) bps
Import	3.6%	4.4%	(80) bps
Domestic	4.7%	4.7%	—
Total new vehicle	4.7%	5.3%	(60) bps
Used vehicle retail	7.7%	8.4%	(70) bps
Parts and service	62.3%	62.2%	10 bps
Total gross profit margin	16.6%	16.6%	—
SG&A metrics
Rent expense	$13.7	$15.4	$(1.7)	(11)%
Total SG&A as a percentage of gross profit	69.6%	68.8%	80 bps
SG&A, excluding rent expense as a percentage of gross profit	67.0%	65.9%	110 bps
Operating metrics
Income from operations as a percentage of revenue	4.5%	4.6%	(10) bps
Income from operations as a percentage of gross profit	27.3%	27.8%	(50) bps
Adjusted income from operations as a percentage of revenue	4.6%	4.7%	(10) bps
Adjusted income from operations as a percentage of gross profit	27.5%	28.5%	(100) bps
Revenue mix
New vehicle	53.9%	54.6%
Used vehicle retail	26.6%	26.2%
Used vehicle wholesale	3.0%	3.1%
Parts and service	12.3%	12.1%
Finance and insurance	4.2%	4.0%
Total revenue	100.0%	100.0%
Gross profit mix
New vehicle	15.4%	17.4%
Used vehicle retail	12.4%	13.2%
Used vehicle wholesale	0.2%	0.1%
Parts and service	46.4%	45.2%
Finance and insurance	25.6%	24.1%
Total gross profit	100.0%	100.0%
_____________________________

(1)	Front end yield is calculated as gross profit from new vehicles, used retail vehicles and finance and insurance (net), divided by combined new and used retail unit sales.

ASBURY AUTOMOTIVE GROUP, INC.
SAME STORE OPERATING HIGHLIGHTS (In millions)
(Unaudited)

	For the Six Months Ended June 30,		Increase (Decrease)	% Change
	2017	2016
Revenue
New vehicle:
Luxury	$564.0	$579.6	$(15.6)	(3)%
Import	780.1	743.9	36.2	5%
Domestic	328.1	340.5	(12.4)	(4)%
Total new vehicle	1,672.2	1,664.0	8.2	—%
Used Vehicle:
Retail	822.3	785.9	36.4	5%
Wholesale	92.3	95.5	(3.2)	(3)%
Total used vehicle	914.6	881.4	33.2	4%
Parts and service	386.1	364.8	21.3	6%
Finance and insurance	131.4	121.1	10.3	9%
Total revenue	$3,104.3	$3,031.3	$73.0	2%

Gross profit
New vehicle:
Luxury	$36.3	$39.7	$(3.4)	(9)%
Import	28.0	33.4	(5.4)	(16)%
Domestic	14.7	15.9	(1.2)	(8)%
Total new vehicle	79.0	89.0	(10.0)	(11)%
Used Vehicle:
Retail	63.0	65.6	(2.6)	(4)%
Wholesale	1.1	0.5	0.6	120%
Total used vehicle	64.1	66.1	(2.0)	(3)%
Parts and service:
Customer pay	133.2	128.2	5.0	4%
Warranty	40.5	33.1	7.4	22%
Wholesale parts	10.4	9.8	0.6	6%
Parts and service, excluding reconditioning and preparation	184.1	171.1	13.0	8%
Reconditioning and preparation	56.1	56.8	(0.7)	(1)%
Total parts and service	240.2	227.9	12.3	5%
Finance and insurance	131.4	121.1	10.3	9%
Total gross profit	$514.7	$504.1	$10.6	2%

SG&A expense	$357.7	$346.2	$11.5	3%
SG&A expense as a percentage of gross profit	69.5%	68.7%	80 bps
_____________________________
Same store amounts consist of information from dealerships for identical months in each comparative period, commencing with the first month we owned the dealership. Additionally, amounts related to divested dealerships are excluded from each comparative period.

ASBURY AUTOMOTIVE GROUP, INC.
SAME STORE OPERATING HIGHLIGHTS (Continued)
(Unaudited)

	For the Six Months Ended June 30,		Increase (Decrease)	% Change
	2017	2016
Unit sales
New vehicle:
Luxury	10,618	11,189	(571)	(5)%
Import	28,138	27,080	1,058	4%
Domestic	8,574	9,357	(783)	(8)%
Total new vehicle	47,330	47,626	(296)	(1)%
Used vehicle retail	39,086	36,912	2,174	6%
Used to new ratio	82.6%	77.5%	510 bps

Average selling price
New vehicle	$35,331	$34,939	$392	1%
Used vehicle retail	21,038	21,291	(253)	(1)%

Average gross profit per unit
New vehicle:
Luxury	$3,419	$3,548	$(129)	(4)%
Import	995	1,233	(238)	(19)%
Domestic	1,714	1,699	15	1%
Total new vehicle	1,669	1,869	(200)	(11)%
Used vehicle retail	1,612	1,777	(165)	(9)%
Finance and insurance, net	1,521	1,432	89	6%
Front end yield (1)	3,164	3,261	(97)	(3)%

Gross margin
New vehicle:
Luxury	6.4%	6.8%	(40) bps
Import	3.6%	4.5%	(90) bps
Domestic	4.5%	4.7%	(20) bps
Total new vehicle	4.7%	5.3%	(60) bps
Used vehicle retail	7.7%	8.3%	(60) bps
Parts and service:
Parts and service, excluding reconditioning and preparation	47.7%	46.9%	80 bps
Parts and service, including reconditioning and preparation	62.2%	62.5%	(30) bps
Total gross profit margin	16.6%	16.6%	—
_____________________________
Same store amounts consist of information from dealerships for identical months in each comparative period, commencing with the first month we owned the dealership. Additionally, amounts related to divested dealerships are excluded from each comparative period.

(1)	Front end yield is calculated as gross profit from new vehicles, used retail vehicles and finance and insurance (net), divided by combined new and used retail unit sales.

ASBURY AUTOMOTIVE GROUP, INC.
Additional Disclosures (In millions)
(Unaudited)

	June 30, 2017	December 31, 2016	Increase (Decrease)	% Change
SELECTED BALANCE SHEET DATA
Cash and cash equivalents	$2.7	$3.4	$(0.7)	(21)%
New vehicle inventory	740.5	720.6	19.9	3%
Used vehicle inventory	147.1	132.7	14.4	11%
Parts inventory	42.8	41.6	1.2	3%
Total current assets	1,318.0	1,332.4	(14.4)	(1)%
Floor plan notes payable	820.7	781.8	38.9	5%
Total current liabilities	1,103.2	1,104.9	(1.7)	—%

CAPITALIZATION:
Long-term debt (including current portion)	$919.4	$926.7	$(7.3)	(1)%
Shareholders' equity	318.1	279.7	38.4	14%
Total	$1,237.5	$1,206.4	$31.1	3%

	June 30, 2017	December 31, 2016
DAYS SUPPLY
New vehicle inventory	74	61
Used vehicle inventory	35	30
_____________________________
Days supply of inventory is calculated based on new and used inventory levels at the end of each reporting period and a 30-day historical cost of sales.

Brand Mix - New Vehicle Revenue by Brand-

	For the Six Months Ended June 30,
	2017	2016
Luxury:
Mercedes-Benz	7%	7%
Lexus	6%	7%
BMW	5%	7%
Acura	4%	4%
Infiniti	3%	3%
Other luxury	8%	6%
Total luxury	33%	34%
Imports:
Honda	18%	17%
Nissan	12%	10%
Toyota	11%	12%
Other imports	5%	6%
Total imports	46%	45%
Domestic:
Ford	11%	14%
Chevrolet	4%	2%
Dodge	3%	2%
Other domestics	3%	3%
Total domestic	21%	21%
Total New Vehicle Revenue	100%	100%

ASBURY AUTOMOTIVE GROUP INC.
Supplemental Disclosures
(Unaudited)

Non-GAAP Financial Disclosure and Reconciliation

In addition to evaluating the financial condition and results of our operations in accordance with GAAP, from time to time management evaluates and analyzes results and any impact on the Company of strategic decisions and actions relating to, among other things, cost reduction, growth, and profitability improvement initiatives, and other events outside of normal, or "core," business and operations, by considering certain alternative financial measures not prepared in accordance with GAAP. These measures include "Adjusted leverage ratio," "Adjusted income from operations," "Adjusted income from continuing operations," " Adjusted operating margins," and "Adjusted diluted earnings per share ("EPS") from continuing operations." Further, management assesses the organic growth of our revenue and gross profit on a same store basis. We believe that our assessment on a same store basis represents an important indicator of comparative financial performance and provides relevant information to assess our performance at our existing locations. Same store amounts consist of information from dealerships for identical months in each comparative period, commencing with the first month we owned the dealership. Additionally, amounts related to divested dealerships are excluded from each comparative period. Non-GAAP measures do not have definitions under GAAP and may be defined differently by and not be comparable to similarly titled measures used by other companies. As a result, any non-GAAP financial measures considered and evaluated by management are reviewed in conjunction with a review of the most directly comparable measures calculated in accordance with GAAP. Management cautions investors not to place undue reliance on such non-GAAP measures, but also to consider them with the most directly comparable GAAP measures. In their evaluation of results from time to time, management excludes items that do not arise directly from core operations, or are otherwise of an unusual or non-recurring nature. Because these non-core, unusual or non-recurring charges and gains materially affect Asbury's financial condition or results in the specific period in which they are recognized, management also evaluates, and makes resource allocation and performance evaluation decisions based on, the related non-GAAP measures excluding such items. In addition to using such non-GAAP measures to evaluate results in a specific period, management believes that such measures may provide more complete and consistent comparisons of operational performance on a period-over-period historical basis and a better indication of expected future trends. Management discloses these non-GAAP measures, and the related reconciliations, because it believes investors use these metrics in evaluating longer-term period-over-period performance, and to allow investors to better understand and evaluate the information used by management to assess operating performance.

The following tables provide reconciliations for our non-GAAP metrics:

	For the Twelve Months Ended
	June 30, 2017	March 31, 2017
	(Dollars in millions)
Adjusted leverage ratio:
Long-term debt (including current portion)	$919.4	$923.0

Calculation of earnings before interest, taxes, depreciation and amortization ("EBITDA"):
Income from continuing operations	$165.4	$170.2

Add:
Depreciation and amortization	31.5	31.0
Income tax expense	97.8	100.4
Swap and other interest expense	55.9	56.0
Earnings before interest, taxes, depreciation and amortization ("EBITDA")	$350.6	$357.6

Non-core items - (income) expense:
Legal settlements	$(7.5)	$(7.5)
Real estate-related charges	5.2	2.3
Gain on divestitures	(45.5)	(45.5)
Investment income	(0.8)
Total non-core items	(48.6)	(50.7)

Adjusted EBITDA	$302.0	$306.9

Adjusted leverage ratio	3.0	3.0

	For the Three Months Ended June 30,
	2017	2016
	(In millions, except per share data)
Adjusted income from operations:
Income from operations	$71.6	$78.1
Real estate-related charges	2.9	—
Investment income	(0.8)	—
Adjusted income from operations	$73.7	$78.1

Adjusted income from continuing operations:
Income from continuing operations	$31.9	$36.6

Non-core items - (income) expense:
Real estate-related charges	2.9	—
Investment income	(0.8)	—
Income tax (benefit) expense on non-core items above	(0.8)	—
Total non-core items	1.3	—
Adjusted income from continuing operations	$33.2	$36.6

Adjusted diluted earnings per share (EPS) from continuing operations:
Net income	$1.52	$1.65
Discontinued operations, net of tax	—	—
Income from continuing operations	$1.52	$1.65

Total non-core items	0.06	—
Adjusted diluted EPS from continuing operations	$1.58	$1.65

Weighted average common shares outstanding - diluted	21.0	22.2

	For the Six Months Ended June 30,
	2017	2016
	(In millions, except per share data)
Adjusted income from operations:
Income from operations	$143.9	$147.0
Real estate-related charges	2.9	3.4
Investment income	(0.8)	—
Legal settlements	(0.9)	—
Adjusted income from operations	$145.1	$150.4

Adjusted income from continuing operations:
Income from continuing operations	$65.9	$67.7

Non-core items - (income) expense:
Real estate-related charges	2.9	3.4
Investment income	(0.8)	—
Legal settlements	(0.9)	—
Income tax (benefit) expense on non-core items above	(0.5)	(1.3)
Total non-core items	0.7	2.1
Adjusted income from continuing operations	$66.6	$69.8

Adjusted diluted earnings per share (EPS) from continuing operations:
Net income	$3.12	$2.91
Discontinued operations, net of tax	—	—
Income from continuing operations	$3.12	$2.91

Total non-core items	0.04	0.09
Adjusted diluted EPS from continuing operations	$3.16	$3.00

Weighted average common shares outstanding - diluted	21.1	23.3